UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 21, 2008
Pharmion Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2525 28th Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 720-564-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of January 21, 2008, Pharmion Corporation (“Pharmion” or the “Company”) adopted the Pharmion Corporation Incentive Bonus and Retention Plan (the “Plan”) for the benefit of its employees, including its named executive officers, to provide eligible employees with certain incentives to continue employment with Pharmion during the pendency of Pharmion’s previously announced merger (the “Merger”) with Celgene Corporation (“Celgene”).
     Incentive Bonuses
     Pursuant to the Plan, each regular employee of Pharmion as of December 31, 2007, whether full-time or part-time (including fixed-term employees), who is not a full-time field-based sales employee of Pharmion based in the United States, will be eligible to receive an incentive bonus (an “Incentive Bonus”) in respect of the achievement of certain individual and corporate goals during 2007 as determined by the Board. Such Incentive Bonuses may be paid in amounts up to 200% of the recipient-employee’s annual bonus target.
     Subject to the achievement of applicable Pharmion quarterly sales targets, U.S. field-based sales employees will be paid their quarterly bonuses. An additional “challenge bonus” for each of the first and second quarters of 2008, predicated upon specific target goal achievement, may be paid to U.S. field-based sales employees, subject to continued employment with Pharmion (or its successor) through the end of the calendar quarter to which such bonus corresponds.
     Retention Awards
     Additionally, pursuant to the Plan, each regular full-time and part-time employee of Pharmion (including any fixed-term employee) who was actively employed by Pharmion as of November 18, 2007, or accepted an offer of employment on or before such date, and who continues to be employed by Pharmion through the consummation of the Merger (the “Closing Date”), will also be eligible to receive a retention award (the “Retention Award”), determined as follows:

Closing Date	On or before June 1, 2008	After June 1, 2008
Retention Award	25% of base salary as of	50% of base salary as of
	December 1, 2007	December 1, 2007
     The Plan also provides that, except with respect to individuals who are party to an employment agreement with Pharmion that provides otherwise, any payments or benefits to an employee under the Plan or otherwise that would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and but for the Plan would be subject to the excise tax imposed by Section 4999 of the Code, such payments and benefits may be reduced in the event such reduction would provide the employee with a greater after-tax benefit than had such payments and benefits not been so reduced, after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code.
     Subject to the terms of the Plan, the Retention Award amounts potentially payable pursuant to the Plan to Pharmion’s named executive officers are as follows:

	Closing Date	Closing Date
Named Executive Officer	on or before June 1, 2008	after June 1, 2008
Patrick J. Mahaffey	$142,500	$285,000
Erle T. Mast	$87,500	$175,000
Gillian C. Ivers-Read	$87,500	$175,000
Michael D. Cosgrave	$111,250	$222,500
Steven N. Dupont	$78,750	$157,500
     The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto.
Additional Information about the Merger and Where to Find It
     On November 18, 2007, the Company and Celgene announced the signing of a merger agreement (the “Merger Agreement”) that provides for the acquisition of the Company by Celgene (the “Merger”) (See the Current Report on Form 8-K filed by the Company on November 19, 2007 and incorporated by reference herein).
     This report shall not constitute an offer of any securities for sale. The Merger will be submitted to the Company’s stockholders for their consideration. In connection with the Merger, Celgene and the Company intend to file relevant materials with the SEC, including the registration statement, the proxy statement/prospectus and other relevant documents concerning the Merger. Investors and stockholders of Celgene and the Company are urged to read the registration statement, proxy statement/prospectus and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about Celgene, the Company and the Merger. Stockholders of Celgene and the Company can obtain more information about the proposed transaction by reviewing the Forms 8-K filed by Celgene and the Company in connection with the announcement of the entry into the Merger Agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement/prospectus, the registration statement and any other relevant materials (when they become available), and any other documents filed by Celgene and the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: Celgene Corporation, 86 Morris Ave., Summit, New Jersey 07901, Attention: Investor Relations, or Pharmion Corporation, 2525 28th Street, Suite 200, Boulder, Colorado 80301, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement/prospectus, the registration statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in Solicitations
     The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement on Schedule 14A for its 2007 annual meeting of stockholders, which was filed with the SEC on April 30, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Pharmion Corporation Incentive Bonus and Retention Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION
Date: January 22, 2008	By:	/s/ Steven N. Dupont
		Name:	Steven N. Dupont
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Pharmion Corporation Incentive Bonus and Retention Plan